ConnectOne Bancorp, Inc.

CNOB

Investor Presentation

November 2023

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with $9.7 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a "branch-lite" model, making for a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

Founded in 2005

Well-positioned to cross $10 billion threshold with organic growth

Commercial Clients a Primary Focus

90% of loan portfolio

65% of deposit base

Performance & Profitability

Last Twelve Months ("LTM") 1.04% Return on Average Assets

LTM 1.51% Pre-Provision Net Revenue[1] / Avg. Assets

LTM 11.05% ROATCE[1]

Strong Culture

Client first and sense of urgency in every business decision from top to bottom of organization

Best-in-Class Efficiency

One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

$9.7B
in assets
September 30, 2023

$7.4B
in deposits
September 30, 2023

$8.2B
in loans
September 30, 2023

Source: Company Filings, S&P Global Market Intelligence
1. Please refer to Non-GAAP reconciliation in Appendix.

Organic Growth

Opportunities to expand as a result of post-pandemic trends

- Densely populated, lucrative markets
- Strong demand for personalized service among small to mid-sized business owners
- Our target market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses
- Diverse economy provides numerous avenues for revenue expansion, while also remaining resilient during severe economic downturns



VT
ME
NH
NY
MA
CT
RI
MI
PA
NJ
OH
DE
IL
IN
WV
MD
VA
DC
KY
NC
TN
SC
MS
AL
GA
FL

Dynamic Expansion

Leveraging technology to drive new opportunities

- Roots in NY/NJ metro area allow the bank to expand with clients as they build out-of-state outposts
- Digital investments coupled with ability to attract top talent allows for dynamic expansion
- Banking Hub model allows ConnectOne to expand in a nimble way
- Relationship-focused model has proven to be a clear differentiator across markets


1002
ConnectOne Bank
ConnectOneBank
Now in West Palm Beach, FL
VISIT US »

Expansion into South Florida

- New office in West Palm Beach, FL supports clients' growth
- Team of 8
- Organic growth accelerating
- Loan origination in excess of $200MM

Operating Performance

LTM and 2023 Q3 Financial Highlights

1.51% LTM PPNR[1] as a % of average assets	**9.1%** Tangible Common Equity Ratio	**1.04%** LTM Core Return on Assets	**11.1%** LTM Return on Tangible Common Equity
3.01% LTM Net Interest Margin	**1.46%** Operating NIE to Average Assets	**0.43%** Non-performing Asset Ratio[2]	**6.7%** YoY TBV/Share Growth

Note: See Appendix

[1] PPNR represents pre-tax net income excluding the impact of merger and restructuring charges and provision for credit losses. See appendix for a reconciliation of GAAP and non-GAAP measures.

[2] Excludes loans secured by taxi medallions

Core Net Interest Margin

Yields and Costs



4.68%
5.08%
4.80%
4.59%
4.80%
5.35%
5.49%
5.63%
4.49%
4.87%
4.47%
4.20%
4.55%
5.17%
5.31%
5.44%
1.29%
1.62%
1.08%
0.58%
0.94%
2.36%
2.72%
2.92%
2018Y
2019Y
2020Y
2021Y
2022Y
1Q 23
2Q 23
3Q 23
Loans
Interest-earning Assets
Cost of Funds

Net Interest Margin [2]



3.36 %
3.28 %
3.27 %
3.35 %
3.46 %
2.98 %
3.66 %
3.05 %
3.69 %
3.23 %
3.10 %
3.00 %
2.86 %
2.81 %
2.81 %
2.76 %
2018Y
2019Y
2020Y
2021Y
2022Y
1Q 23
2Q 23
3Q 23
Peers
CNOB

Source: Company Filings, S&P Global Market Intelligence

1. Represents average rates for the full year periods
2. Net Interest Margin and Interest-Earnings Assets are reflected on a fully taxable equivalent basis.
3. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP & WASH.

Robust Profitability and Capital Generation

Return on Average Assets



1.17%
1.22%
0.96%
1.69%
1.43%
1.03%
0.88%
0.89%
1.07%
1.12%
0.82%
1.19%
1.17%
0.96%
0.83%
0.81%
2018Y
2019Y
2020Y
2021Y
2022Y
1Q 23
2Q 23
3Q 23
CNOB
Peers(1)

Tangible Book Value per Share Growth



10% TBV CAGR v. peer median of <2%
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$ per Share
12.0%
7.0%
2.0%
-3.0%
-8.0%
-13.0%
AOCI % Total Equity
$14.42
$16.06
$17.49
$20.12
$21.71
$22.34
2018Y
2019Y
2020Y
2021Y
2022Y
3Q 23
CNOB TBV
Peer AOCI/Total Equity
CNOB AOCI/Total Equity

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix.
1 As reported by S&P Global Market Intelligence, peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH.

Non-Interest Income

Diversification of Revenue

SBA Gain on Sale

- Commercial
- Residential

BoeFly

- Strong fee income momentum
- Growing opportunities to expand product set

Minimal dependency on income streams subject to regulatory pressures

- Interchange fees
- Overdraft fees
- Maintenance fees

Diversified and Granular Loan Portfolio

($ in millions)

Select Loan Portfolio Details as of September 30, 2023

Segment	$M	% of Total	Underwriting Standards
Construction	$623	7%	▪ Project feasibility ▪ Developers background and expertise ▪ Strict loan to cost advances ▪ Rental fallback ▪ Plan and cost review ▪ Interest reserve ▪ Personal guarantees with reliance on liquidity ▪ Bank engineer oversight and inspection ▪ Leveraging technology using built software in the construction monitoring process
Multifamily	$2,560	31%	▪ Principals well known in multifamily space ▪ Successful history of strong investments and management track record ▪ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Current policy has floor of 5% cap rate ▪ Leverage proprietary underwriting; do not rely solely on borrower expense estimates ▪ Limiting cash out refinancing to a 65% LTV
Non-owner Occupied CRE	$2,405	30%	▪ Principals well known in investment real estate industry with history of low vacancy projects ▪ Property well positioned for the rental market ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Personal guarantees with reliance on liquidity
Business Loans	$2,338	29%	▪ Strong financial controls and well-known accounting firm with satisfactory peer review ▪ Low leverage balance sheet with good liquidity ratios ▪ Proven profitability / strong profit margin in stable industry ▪ Personal guarantees with reliance on liquidity ▪ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	$252	3%	
Total Loans:	$8,178	100%	

Source: Company Filings, Regulatory Filings, and Company Designations
Note: Numbers may not sum to 100% due to rounding. Total Loans is gross of unearned net origination fees and excludes PPP.

Loan Portfolio Detail

($ in millions)


Residential/ Consumer, 3%
Business Loans, 29%
Other CRE, 37%
Multifamily, 31%

Type	Balance	Percentage
CRE - Other / Misc	$ 767	9%
CRE - Retail	644	8%
CRE - Office	404	5%
CRE - Warehouse / Industrial	230	3%
CRE - Land Loan for Future Development	206	3%
CRE - Mixed Use	143	2%
CRE - Land Loan (Land Only)	11	<1%
Total CRE - Non-Owner Occupied	**2,405**	**30%**
Construction - Multifamily	330	4%
Construction -Other	183	2%
Construction - 1 to 4 Family	110	1%
Total Construction	**623**	**7%**
Total CRE - Other	**$ 3,028**	**37%**
Multi Family - 25 to 64 units	$ 845	10%
Multi Family - 10 to 24 unit	657	8%
Multi Family - 100 units or more	415	5%
Multi Family - 64 units to 99 units	341	4%
Multi Family - 5 to 9 units	302	4%
Total Multifamily	**$ 2,560**	**31%**

Type	Balance	Percentage
OOC - Warehouse / Industrial	$ 255	3%
OOC - Retail	214	3%
OOC - Other	191	2%
OOC - Office / Warehouse or Mixed Use	124	1%
OOC - Office	103	1%
Total CRE- Owner Occupied	**887**	**11%**
C&I - Other	389	5%
C&I - Service	358	4%
Commercial - Schools	296	4%
C&I - Distribution	92	1%
C&I - Contactors	90	1%
C&I - CRE	89	1%
C&I - Transportation	77	<1%
C&I - Other	60	<1%
Total C&I	**1,451**	**18%**
Total Business Loans	**$ 2,338**	**29%**
Residential - 1st Lien	$ 209	3%
Home Equity and Other	43	<1%
Total Residential	**$ 252**	**3%**

Note: Numbers may not sum to 100% due to rounding
Source: Company Filings, Regulatory Filings, and Company Designations and loans excludes PPP.

High Quality Asset Composition and Reserves

Loan Loss Reserves / Loans Receivable



0.77%
0.75%
1.27%
1.15%
1.12%
1.07%
1.09%
1.08%
2018Y
2019Y
2020Y
2021Y
2022Y
1Q 23
2Q 23
3Q 23

Nonperforming Assets / Total Assets



0.95%
0.80%
0.82%
0.76%
0.46%
0.48%
0.53%
0.58%
0.44%
0.42%
0.51%
0.48%
0.23%
0.31%
0.38%
0.43%
2018Y
2019Y
2020Y
2021Y
2022Y
1Q 23
2Q 23
3Q 23
NPAs Excl. Taxi / Total Assets
NPAs / Total Assets

ACL By Segment Type as of Sept. 30, 2023

Segment Type	Balance ($000)
Commercial	$27,851
Commercial Real Estate	52,733
Commercial Construction	3,909
Residential Real Estate	3,732
Consumer	5
Allowance for Credit Losses - Loans	**$88,230**
Allowance for Credit Losses - Unfunded Commitments	2,815
Total Allowance for Credit Losses	**$91,045**

Net Charge-Offs / Avg. Loans



0.41%
0.09%
0.00%
0.03%
0.07%
0.22%
0.05%
0.12%
0.02%
0.07%
0.00%
0.03%
0.06%
0.09%
0.01%
0.12%
2018Y
2019Y
2020Y
2021Y
2022Y
1Q 23
2Q 23
3Q 23
NCOs Excl. Taxi / Avg. Loans Excl. Taxi
Total NCOs / Avg. Loans

** Reflects "Allowance for Credit Losses" in accordance with the Company's adoption of CECL in 2021, prior periods reflect "Allowance for Loan Losses."*
Source: Company Filings, S&P Global Market Intelligence

Strong Underwriting Culture

Comprehensive Underwriting

- Disciplined LTV and DSC standards
- Loan origination process supported by specialized teams of credit analysts
- High-quality direct commercial lending platform with little or no reliance on participants or wholesale purchases
- Prudent growth

Underwriting Process

- Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)
- Lending authority is limited to aggregation of debt to single borrower / group of related borrowers
- Tech investments reinforce thorough, efficient process

Credit Officer Approval → CEO, CLO and CCO Review → Board Loan Committee Approval

Multi-Faceted Stress Testing

- Every loan tested during underwriting process
- Quarterly modeling performed in conjunction with ALCO processes
- Semi-annual third-party review conducted on approximately two-thirds of the portfolio

Continued Focus on Loan Monitoring

- Team of portfolio managers and loan workout specialists

Proactive Workout Process

- Reflective of philosophy to aggressively address impaired assets in a timely fashion

Deposit Franchise

Deposit Composition as of Sept. 30, 2023


Demand Noninterest-bearing 16%
Time 34%
Nonmaturity interest-bearing 50%

Uninsured Deposits as of Sept. 30, 2023

Total Bank Unconsolidated Deposits (RC-O Memo item 1.)	$	11,174
Estimated Uninsured Deposits (RC-O Memo item 2.)	$	6,177
Less: Collateralized Deposits		739
Less: Affiliate and Subsidiary Deposits		3,799
Adjusted Uninsured Deposits	$	1,639
Available Liquidity	$	3,823
Available Liquidity to Adjusted Uninsured Deposits		233%

Average Total Deposits Sept. 30, 2023


$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
CAGR 13%
Year Ended 2018
Year Ended 2019
Year Ended 2020
Year Ended 2021
Year Ended 2022
Quarter Ended September 30, 2023

Available Liquidity as of Sept. 30, 2023


$3,824
$390
$1,492
$1,408
$280
$253
Unsecured Borrowing Lines
FRB Capacity
FHLB Capacity
Unpledged Securities
Cash and Cash Equivalents

Note: *Numbers may not sum to 100% due to rounding*

Deposit Franchise (cont.)

Granular Client Deposit Composition as of September 30, 2023



Public Administration
Other Services
Accommodation and Food Services
Arts, Entertainment, and Recreation
Health Care and Social Assistance
Educational Services
Admin & Support;Waste Management/Remediation Services
Management of Companies and Enterprises
Professional, Scientific, and Technical Services
Real Estate and Rental and Leasing
Finance and Insurance
Information
Transportation and Warehousing
Retail Trade
Wholesale Trade
Manufacturing
Construction
Utilities
Mining, Quarrying, and Oil and Gas Extraction
Agriculture, Forestry, Fishing and Hunting
Consumer
Public Administration, 12%
Educational Services, 7%
Real Estate and Rental and Leasing, 14%
Finance and Insurance, 9%
Consumer, 40%

Note: Deposit segmentation by NAIC sector and does not include non-reciprocal brokered deposits.

Enhancing Our Deposit Franchise

Tech Investments

- Partnerships with Mantl and Nymbus provide opportunities to leverage modern tech to efficiently grow deposits and continue to expand our reach
- Mantl will replace our current in branch and online deposit origination software enhancing client experiences and supporting our dynamic growth model
- Nymbus allows us to launch a new B2B vertical on their cloud-based technology, creating a new avenue to target deposit-heavy businesses

Expanded Business Lines

- Continued momentum from our C&I team is accelerating valuable deposit opportunities
- The addition of new teams targeting deposit-focused businesses, such as Healthcare
- ConnectOne is a destination for top talent, allowing us to attract strong deposit generators across business lines

Market Diversification

- Florida market is rich with deposit opportunities
- Continued demand for a relationship banking model in the NY metro market with opportunities for deposit growth in new markets
- Since the pandemic, we've seen clients grow into new and adjacent markets, allowing ConnectOne to tap those deposit markets

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued



Market Expansion
Leverage Infrastructure
GREATER HUDSON BANK
Bank of New Jersey
ConnectOne
Innovation
boefly

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution was earned back in a very short timeframe
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based FinTech company. With dynamic patented technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk

- BoeFly operates as an independent subsidiary
- ConnectOne is now one of many partners in the BoeFly network of lenders
- Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division
- Established digital loan origination platform

Active M&A Environment

Opportunities in Market Disruption

- **Talent**
  - We've experienced increased success in attracting revenue generating talent
  - Due to disruption, individuals are seeking out ConnectOne
- **New Business Lines**
  - The opportunity to pick up clients who have been displaced by transactions creates an opportunity for ConnectOne to accelerate our organic growth
- **Market Expansion**
  - New team members coupled with new business allows us to expand our reach into new markets

ConnectOneBank™

a better place to be

Acceleration of Growth: Tech-Forward Leadership

Building a Leading Commercial Bank, Powered by Best-in-Class Technology

Building the Future of Banking

- Investments in technology support the growth of ConnectOne's high performance, low efficiency model
- Continued investments to enhance the bank's online and mobile channels
- Investments in solutions that reimagine bank processes and workflows while enhancing security and compliance measures
- Partnerships with providers outside of the banking industry to build powerful embedded banking solutions

Building a Modern Banking Ecosystem

built

MANTL

Google Workspace

ncino

NYMBUS

ORACLE

USDF CONSORTIUM

aws

Acceleration of Growth: Tech-Forward Leadership

Capitalizing on Niche Specific Opportunities

BoeFly

With both patented and proprietary technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the United States

- BoeFly operates as a separate, independent division
- Established digital loan origination platform with opportunities to expand product offering
- Builds fee revenue and allows ConnectOne to jumpstart recently established SBA division
- ConnectOne participates as a partner in the BoeFly network of lenders

Today's BoeFly Ecosystem



ConnectOneBank
boefly
Franchisee submits application for vetting and qualification
Completes background check, receives franchisor approval, and potential funding options
Completed small business loan packages
BoeFly provides franchisors vetted and qualified franchisee applicants
Potential Franchisees
Banks
Franchisors

Best-In-Class Efficiency

One of the Best Efficiency Ratios in the Industry

Historical Operating Performance



2018Y
2019Y
2020Y
2021Y
2022Y
1Q23
2Q23
3Q23
41.4 %
54.8 %
41.9 %
54.9 %
40.9 %
56.2 %
38.2 %
55.8 %
39.0 %
51.7 %
48.7 %
57.9 %
51.4 %
61.4 %
52.9 %
62.4 %
2.10 %
2.04 %
1.92 %
1.91 %
1.88 %
1.97 %
1.90 %
1.89 %
1.32 %
1.36 %
1.39 %
1.38 %
1.42 %
1.44 %
1.44 %
1.46 %
CNOB Efficiency Ratio
Peers Efficiency Ratio
CNOB Operating NIE / Avg. Assets
Peers Operating NIE / Avg. Assets

Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint

$19MM Assets Per Employee



Efficiency ratio includes investments in infrastructure to propel the franchise past $10B

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix.
1 *CNOB disclosed Operating Efficiency Ratio and Operating NIE / Avg. Assets.*
2 *Efficiency Ratio and Noninterest Expense / Avg. Assets as reported by S&P Global Market Intelligence. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

A People First Culture with Recognized Success


ConnectOneBank
a better place to be
#24
2022 Top Bank
with assets $5B to $50B
BankDirector


NJBIZ
Best Places to Work
NJ
2022


We are proud to be
WELL Health-Safety Rated!
WELL
HEALTH-SAFETY
RATED
2022
INTERNATIONAL WELL BUILDING INSTITUTE
ConnectOneBank
a better place to be

Strategy & Vision

CNOB: A Compelling Investment Opportunity

- Consistent Financial Performance- Among Best-in-Class
- Solid Credit Culture with Disciplined Lending Philosophy
- Track Record of Superior Organic Growth
- Financially Prudent Acquiror and Experienced & Efficient Merger Integrator
- Benefitting from Current Industry Consolidation and Disruption
- Committed to Future State of Banking, Technology and Operational Efficiency
- Solid Capital Base and Earnings can Support Organic Growth, Dividend Increases and Share Repurchases
- Compelling Investment Opportunity and Poised to see Accelerated Financial Performance in a Return to Normalcy

ConnectOne Bancorp, Inc.

Appendix

Loan Growth Metrics (ex. PPP)

Loan Portfolio & Origination Metrics ($ in millions)



$2,500
$2,000
$1,500
$1,000
$500
$-
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
$585
$394
$191
$924
$596
$328
$1,038
$407
$631
$511
$311
$200
$319
$287
$32
$279
$264
$15
$311
$279
$32
4.50%
4.02%
4.67%
4.68%
5.54%
4.77%
6.94%
5.20%
7.93%
5.35%
8.17%
5.49%
8.42%
5.63%
Gross Loan Fundings
Loans Paidoff
Net Growth
Average Funding Coupon
Average Portfolio Yield

CRE Geography as of September 30, 2023



Manhattan Multifamily 4%
Manhattan Other 2%
Other NYC Boroughs 14%
NY (Ex NYC) 10%
FL 5%
Other 8%
NJ 57%

CRE Originations LTM by Geography



Manhattan Multifamily 0%
Manhattan Other 3%
Other NYC Boroughs 9%
NY (Ex NYC) 14%
FL 10%
Other 14%
NJ 50%

Note: Quarterly average portfolio yield reflects annualized rates for loans receivable and loans held-for-sale while including loan fee income, accretion of purchase accounting adjustments, PPP fee income and tax-free interest income presented on a tax equivalent basis using a 21% federal tax rate.

CRE Portfolio Additional Detail

Office Composition as of September 30, 2023



FL 6%
Other 1%
Other NYC Boroughs 11%
Manhattan 7%
NY (Ex NYC) 14%
NJ 61%
NJ
NY (Ex NYC)
Manhattan
Other NYC Boroughs
FL
Other

Multifamily Loans as of September 30, 2023



Maturing or Repricing through 2024 10%
All Other 90%

- Office portfolio is under 7% of total loans, or $508 million
- Manhattan represents only 6.5% of the segment and less than 0.5% of total loans
- Portfolio is largely located in northern NJ
- Vastly comprised of low LTV, high-tenancy specialty service and multi use buildings
- Portfolio is all pass-rated

- Highly seasoned multifamily lender with prudent lending standards and a strong credit record
- All loans are stressed at underwriting including cap rate increases and net operating income stresses
- Only 10% of the multifamily portfolio matures or reprices through 2024
- Majority of loans are to financially-strong clients and long-time seasoned operators

Reconciliation of GAAP and Non-GAAP Measures

($'s in thousands)	As of or For the Quarters Ended, Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	LTM
Return on Equity Measures					
Net Income Available to Common Stockholders	$ 19,898	$ 19,885	$ 23,420	$ 31,047	$ 94,250
Amortization of Core Deposit Intangibles - After Tax	243	260	260	286	1,049
Net Income Adjusted for Intangible Expenses	**$ 20,141**	**$ 20,145**	**$ 23,680**	**$ 31,333**	**$ 95,299**
Average stockholders' equity	$ 1,202,647	$ 1,197,043	$ 1,191,216	$ 1,165,588	$ 1,189,090
Less: Average Preferred Stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Average Common Equity	$ 1,091,720	$ 1,086,116	$ 1,080,289	$ 1,054,661	$ 1,078,163
Less: Average Intangible Assets	(214,822)	(215,182)	(215,556)	(215,951)	(215,377)
Average Tangible Common Equity	**$ 876,898**	**$ 870,934**	**$ 864,733**	**$ 838,710**	**$ 862,786**
Return on Average Common Equity (GAAP)	**7.23%**	**7.34%**	**8.79%**	**11.68%**	**8.74%**
Return on Average Tangible Common Equity[1] (non-GAAP)	**9.11%**	**9.28%**	**11.11%**	**14.82%**	**11.05%**
Net Interest Margin					
Net Interest Income (Tax Equivalent Basis)	$ 63,208	$ 64,627	$ 67,828	$ 78,773	$ 274,436
Impact of Purchase Accounting Fair Value Marks	(419)	(575)	(839)	(837)	(2,670)
Adjusted Net Interest Income (Tax Equivalent Basis)	**$ 62,789**	**$ 64,052**	**$ 66,989**	**$ 77,936**	**$ 271,766**
Average Interest-Earning Assets	$ 9,089,431	$ 9,228,079	$ 9,174,167	$ 8,972,063	$ 9,115,309
Net Interest Margin (GAAP)	**2.76%**	**2.81%**	**3.00%**	**3.48%**	**3.01%**
Adjusted Net Interest Margin[2] (Non-GAAP)	**2.74%**	**2.78%**	**2.96%**	**3.45%**	**2.98%**
Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:					
Net Income	$ 21,407	$ 21,394	$ 24,929	$ 32,557	$ 100,287
Income Tax Expense	7,228	7,437	9,077	12,348	36,090
Provision for Credit Losses	1,500	3,000	1,000	3,300	8,800
Pre-Provision Net Revenue	**$ 30,135**	**$ 31,831**	**$ 35,006**	**$ 48,205**	**$ 145,177**
Average Assets	$ 9,625,625	$ 9,765,582	$ 9,700,530	$ 9,490,477	$ 9,644,923
Return on Average Assets	**0.88%**	**0.88%**	**1.04%**	**1.36%**	**1.04%**
PPNR / Average Assets	**1.24%**	**1.31%**	**1.46%**	**2.02%**	**1.51%**

Source: Company Filings

1 *Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity.*

2 *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Quarters Ended,					As of or For the Years Ended December 31,				
	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	LTM	2018	2019	2020	2021	2022
Efficiency Measures										
Total Noninterest Expenses	$ 35,784	$ 35,450	$ 34,870	$ 33,312	$ 139,416	$ 70,454	$ 92,228	$ 121,001	$ 109,011	$ 126,388
Amortization of Core Deposit Intangibles	(347)	(371)	(372)	(409)	(1,499)	(627)	(1,408)	(2,559)	(1,981)	(1,685)
Merger Expenses	-	-	-	-	-	(1,335)	(8,955)	(14,640)	-	-
FDIC Small Bank Assessment of Credit	-	-	-	-	-	-	1,310	-	-	-
Loss on Extinguishment of Debt	-	-	-	-	-	-	(1,047)	-	-	-
Foreclosed Property Expense	-	-	-	-	-	(266)	(81)	3	-	-
Operating Noninterest Expense	**$ 35,437**	**$ 35,079**	**$ 34,498**	**$ 32,903**	**$ 137,917**	**$ 68,226**	**$ 82,047**	**$ 103,805**	**$ 107,030**	**$ 124,703**
Net Interest Income (Tax Equivalent Basis)	$ 63,208	$ 64,627	$ 67,828	$ 78,773	$ 274,436	$ 159,140	$ 187,964	$ 239,879	$ 264,657	$ 304,611
Noninterest Income	3,562	3,438	2,792	3,508	13,300	5,473	8,035	14,400	15,691	13,243
Net Gain on Sale of Branches	-	-	-	-	-	-	-	-	(674)	-
Net Losses / (Gains) on Equity Securities	273	210	191	90	764	266	(294)	(202)	373	1,521
Net Losses / (Gains) Losses on Sales/Redemptions of Securities	-	-	-	-	-	-	280	(29)	(195)	-
Operating Revenue	**$ 67,043**	**$ 68,275**	**$ 70,811**	**$ 82,371**	**$ 288,500**	**$ 164,879**	**$ 195,985**	**$ 254,048**	**$ 279,852**	**$ 319,375**
Average Assets	$ 9,625,625	$ 9,765,582	$ 9,700,530	$ 9,490,477	$ 9,644,923	$ 5,159,567	$ 6,014,535	$ 7,453,474	$ 7,735,228	$ 8,782,741
Operating Efficiency Ratio[1] (non-GAAP)	**52.9%**	**51.4%**	**48.7%**	**39.9%**	**47.8%**	**41.4%**	**41.9%**	**40.9%**	**38.2%**	**39.0%**
Annualized Operating NIE / Average Assets	**1.46%**	**1.44%**	**1.44%**	**1.38%**	**1.43%**	**1.32%**	**1.36%**	**1.39%**	**1.38%**	**1.42%**

Source: Company Filings

1 *Operating noninterest expense dividend by operating revenue.*

Reconciliation of GAAP and Non-GAAP Measures, Continued

	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
($'s in thousands, except per share data)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	2018	2019	2020	2021	2022
Book Value Per Share:								
Stockholders equity	$ 1,188,154	$ 1,199,397	$ 1,190,970	$ 613,927	$ 731,190	$ 915,310	$ 1,124,212	$ 1,178,751
Less: Preferred Stock	(110,927)	(110,927)	(110,927)	-	-	-	(110,927)	(110,927)
Common Equity	$ 1,077,227	$ 1,088,470	$ 1,080,043	$ 613,927	$ 731,190	$ 915,310	$ 1,013,285	$ 1,067,824
Less: Intangible Assets	(214,594)	(214,941)	(215,312)	(147,646)	(168,034)	(219,349)	(217,369)	(215,684)
Tangible Common Equity	**$ 862,633**	**$ 873,529**	**$ 864,731**	**$ 466,281**	**$ 563,156**	**$ 695,961**	**$ 795,916**	**$ 852,140**
Common Shares Outstanding	38,621,970	38,966,652	39,179,051	32,328,542	35,072,066	39,785,398	39,568,090	39,243,123
Tangible Book Value Per Share[1] (non-GAAP)	**$ 22.34**	**$ 22.42**	**$ 22.07**	**$ 14.42**	**$ 16.06**	**$ 17.49**	**$ 20.12**	**$ 21.71**
Total Assets	$ 9,678,885	$ 9,723,963	$ 9,960,467	$ 5,462,092	$ 6,174,032	$ 7,547,339	$ 8,129,480	$ 9,644,948
Less: Intangible Assets	(214,594)	(214,941)	(215,312)	(147,646)	(168,034)	(219,349)	(217,369)	(215,684)
Tangible Assets	**$ 9,464,291**	**$ 9,509,022**	**$ 9,745,155**	**$ 5,314,446**	**$ 6,005,998**	**$ 7,327,990**	**$ 7,912,111**	**$ 9,429,264**
Common Equity Ratio	11.13%	11.19%	10.84%	11.24%	11.84%	12.13%	12.46%	11.07%
Tangible Common Equity Ratio[2]	9.11%	9.19%	8.87%	8.77%	9.38%	9.50%	10.06%	9.04%

Source: Company Filings

1 Tangible common equity divided by common shares outstanding at period end.

2 Tangible common equity dividend by tangible assets.

Reconciliation of GAAP and Non-GAAP Measures, Continued

	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
($'s in thousands)	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	2018	2019	2020	2021	2022
Net Loan Charge-Off (Recoveries) Detail:								
Average Loans (Including Loans Held-for-Sale and Nonaccrual Loans)	$ 8,169,310	$ 8,149,374	$ 8,131,035	$ 4,330,874	$ 5,049,458	$ 6,198,753	$ 6,419,610	$ 7,380,584
Net Loan Charge-Offs (Recoveries):								
Charge-Offs	$ 2,487	$ 1,119	$ 4,484	$ 18,011	$ 5,076	$ 900	$ 2,397	$ 5,443
Recoveries	(8)	(77)	(1)	(117)	(315)	(833)	(405)	(117)
Net Loan Charge-Offs (Recoveries)	**$ 2,479**	**$ 1,042**	**$ 4,483**	**$ 17,894**	**$ 4,761**	**$ 67**	**$ 1,992**	**$ 5,326**
Net Taxi Charge-Offs	$ -	$ 803	$ 2,767	$ 17,000	$ 1,000	$ -	$ -	$ 923
Net Loan Charge-Off (Excluding Taxi Net Charge-Offs)	**$ 2,479**	**$ 239**	**$ 1,716**	**$ 894**	**$ 3,761**	**$ 67**	**$ 1,992**	**$ 4,403**
Net Loan Charge-Offs (Recoveries) as a % of Average Loans Receivable (Annualized)	**0.12%**	**0.05%**	**0.22%**	**0.41%**	**0.09%**	**0.00%**	**0.03%**	**0.07%**
Net Loan Charge-Offs (Recoveries) (Excluding Taxi Net Charge-Offs) as a % of Average Loans Receivable (Annualized)	**0.12%**	**0.01%**	**0.09%**	**0.02%**	**0.07%**	**0.00%**	**0.03%**	**0.06%**
Asset Quality								
Nonaccural Taxi Medallion Loans	$ 14,719	$ 14,826	$ 16,650	$ 28,043	$ 23,431	$ 23,024	$ 23,018	$ 22,517
Nonaccural Loans (Excluding Taxi Medallion Loans)	41,340	36,670	31,017	23,812	26,050	38,672	38,682	21,937
Other Real Estate Owned	-	-	-	-	-	-	-	264
Total Nonperforming Assets	**$ 56,059**	**$ 51,496**	**$ 47,667**	**$ 51,855**	**$ 49,481**	**$ 61,696**	**$ 61,700**	**$ 44,718**
Total Assets	$ 9,678,885	$ 9,723,963	$ 9,960,467	$ 5,462,092	$ 6,174,032	$ 7,547,339	$ 8,129,480	$ 9,644,948
Nonperforming Assets as a % of Total Assets	**0.58%**	**0.53%**	**0.48%**	**0.95%**	**0.80%**	**0.82%**	**0.76%**	**0.46%**
Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets	**0.43%**	**0.38%**	**0.31%**	**0.44%**	**0.42%**	**0.51%**	**0.48%**	**0.23%**